EXHIBIT 99.12
                                 -------------

                 Computational Materials and/or ABS Term Sheet




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   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
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                                            Class 1-A-1 Available Funds Rate Schedule (1)
                                            ---------------------------------------------

                            ----------------------------------------------------------------------------
                                                Available Bond                      Available Bond
                                Period            Coupon (%)                          Coupon (%)
                            ----------------------------------------------------------------------------
                                                      (2)                                (3)
                                   1                  3.99                              3.99
                                   2                  4.02                              11.00
                                   3                  4.11                              11.00
                                   4                  4.16                              11.00
                                   5                  4.26                              11.00
                                   6                  4.35                              11.00
                                   7                  4.42                              11.00
                                   8                  4.45                              11.00
                                   9                  4.47                              11.00
                                  10                  4.49                              11.00
                                  11                  4.50                              11.00
                                  12                  4.50                              11.00
                                  13                  4.51                              11.00
                                  14                  4.52                              11.00
                                  15                  4.52                              11.00
                                  16                  4.53                              11.00
                                  17                  4.53                              11.00
                                  18                  4.53                              11.00
                                  19                  4.54                              11.00
                                  20                  4.54                              11.00
                                  21                  4.55                              11.00
                                  22                  4.55                              11.00
                                  23                  4.56                              11.00
                                  24                  4.56                              11.00


                            ----------------------------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Based on the 1-Month LIBOR forward curves and assumes that all are run at the Pricing Prepayment Speed to call and includes all projected cash proceeds if any from the Corridor Contracts.
(3) Assumes that 1-Month increase by 1000 basis points at the beginning of the 2nd period, the collateral is run at the Pricing
Prepayment Speed and includes all projected cash proceeds (if any) from the related Corridor Contract.
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                 32


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

   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                       Group 2 Certificates Available Funds Rate Schedule (1)
                                       ------------------------------------------------------

-------------------------------------------------------------      ------------------------------------------------------------
  Period             Available Funds          Available Funds        Period           Available Funds       Available Funds
                        Rate (%)                 Rate (%)                                Rate (%)               Rate (%)
------------     -------------------     --------------------      -----------    --------------------    ---------------------
                        (2)                      (3)                                      (2)                     (3)
     1                  6.21                    6.21                   49                8.61                    11.58
     2                  5.80                    8.50                   50                8.91                    11.99
     3                  5.62                    8.50                   51                8.63                    11.63
     4                  5.62                    8.50                   52                8.66                    11.69
     5                  6.27                    8.50                   53                9.61                    13.00
     6                  5.67                    8.50                   54                8.68                    11.75
     7                  5.87                    8.50                   55                8.98                    12.15
     8                  5.69                    8.50                   56                8.70                    11.77
     9                  5.90                    8.50                   57                9.00                    12.18
    10                  5.71                    8.50                   58                8.74                    11.83
    11                  5.75                    8.50                   59                8.79                    11.88
    12                  5.95                    8.50                   60                9.10                    12.30
    13                  5.76                    8.50                   61                8.81                    11.91
    14                  5.95                    8.50                   62                9.12                    12.32
    15                  5.77                    8.50                   63                8.84                    11.94
    16                  5.77                    8.50                   64                8.88                    11.96
    17                  6.40                    8.50                   65                9.86                    13.26
    18                  5.79                    8.50                   66                8.92                    11.99
    19                  5.99                    8.50                   67                9.23                    12.40
    20                  5.81                    8.50                   68                8.94                    12.02
    21                  6.01                    8.50                   69                9.25                    12.43
    22                  6.70                    8.50                   70                8.97                    12.05
    23                  7.79                    8.50                   71                9.00                    12.07
    24                  8.07                    8.54                   72                9.32                    12.50
    25                  7.82                    9.50                   73                9.03                    12.11
    26                  8.09                    9.50                   74                9.35                    12.53
    27                  7.84                    9.50                   75                9.06                    12.14
    28                  7.99                    9.50                   76                9.10                    12.17
    29                  8.69                    9.75                   77                9.76                    13.03
    30                  8.14                    9.50                   78                9.14                    12.22
    31                  8.42                    9.50                   79                9.47                    12.64
    32                  8.21                    9.50                   80                9.18                    12.26
    33                  8.53                    9.63                   81                9.50                    12.69
    34                  8.43                    9.84
    35                  8.50                    10.32
    36                  8.80                    10.69
    37                  8.52                    10.35
    38                  8.75                    10.63
    39                  8.49                    10.32
    40                  8.54                    10.73
    41                  9.47                    12.35
    42                  8.56                    11.17
    43                  8.85                    11.55
    44                  8.57                    11.20
    45                  8.86                    11.60
    46                  8.58                    11.32
    47                  8.60                    11.56
    48                  8.89                    11.96
-------------------------------------------------------------      ------------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Based on the 1-Month LIBOR, 6-Month LIBOR, One-Year LIBOR and One-Year CMT forward curves and assumes that all are run at the
Pricing Prepayment Speed to call and includes all projected cash proceeds if any from the Corridor Contracts.
(3) Assumes that 1-Month, 6-Month LIBOR,One-Year LIBOR and One-Year CMT increase by 1000 basis points at the beginning of the 2nd period, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the related
Corridor Contract.
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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